                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 DOCENT, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

               Delaware                                     77-0460705
----------------------------------------    ------------------------------------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

                  2444 Charleston Road, Palo Alto, CA  94043
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

                                             Name of each exchange on which each
  Title of each class to be so registered          class is to be registered
----------------------------------------    ------------------------------------

                  None                                      None

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [_]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

     Securities Act registration statement file number to which this form relates: 333-34546

     Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, $0.001 par value per share
                    ----------------------------------------
                                (Title of class)

Item 1.    Description of Registrant's Securities to be Registered.
           -------------------------------------------------------

        The description of the Common Stock of Docent, Inc., (the "Registrant") set forth under the caption "Description of Capital Stock" in Registrant's Registration Statement on Form S-1 (File No. 333-34546) as originally filed with the Securities and Exchange Commission on April 11, 2000, or as subsequently amended (the "Registration Statement"), and in the Prospectus included in the Registration Statement, is hereby incorporated by reference in response to this item.

Item 2.    Exhibits.
           --------

     The following exhibits are filed as a part of this Registration Statement:

     Exhibit
     Number         Description of Document
     ------         -----------------------

     3.1*      Amended and Restated Certificate of Incorporation.

     3.2** Form of Amended and Restated Certificate of Incorporation to be effective upon completion of this offering.

     3.3***    Bylaws of the Registrant.

     3.4**** Form of Amended and Restated Bylaws of the Registrant to be effective upon completion of this offering.

     4.1*****  Form of Common Stock Certificate.


*       Incorporated by reference to Exhibit 3.1 to the Form S-1 Registration
        Statement.
** Incorporated by reference to Exhibit 3.2 to the Form S-1 Registration Statement.
*** Incorporated by reference to Exhibit 3.3 to the Form S-1 Registration Statement.
**** Incorporated by reference to Exhibit 3.4 to the Form S-1 Registration Statement.
***** Incorporated by reference to Exhibit 4.1 to the Form S-1 Registration Statement.

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  September 14, 2000          Docent, Inc.

                                   /s/ DAVID R. ELLETT
                              By: __________________________________________
                                  David R. Ellett, Chief Executive Officer

                               INDEX TO EXHIBITS
                               -----------------


     3.1*      Amended and Restated Certificate of Incorporation.

     3.2** Form of Amended and Restated Certificate of Incorporation to be effective upon completion of this offering.

     3.3***    Bylaws of the Registrant.

     3.4**** Form of Amended and Restated Bylaws of the Registrant to be effective upon completion of this offering.

     4.1*****  Form of Common Stock Certificate.


*     Incorporated by reference to Exhibit 3.1 to the Form S-1 Registration
      Statement.
** Incorporated by reference to Exhibit 3.2 to the Form S-1 Registration Statement.
*** Incorporated by reference to Exhibit 3.3 to the Form S-1 Registration Statement.
**** Incorporated by reference to Exhibit 3.4 to the Form S-1 Registration Statement.
***** Incorporated by reference to Exhibit 4.1 to the Form S-1 Registration
      Statement.